COLUMBIA FUNDS SERIES TRUST I

COLUMBIA EMERGING MARKETS FUND

(the “Fund”)

Supplement dated January 4, 2013 to the

Fund’s prospectus dated January 1, 2013

Effective immediately, the following changes are hereby made to the prospectus for the Fund:

1.	The bar chart under the section of the prospectus for the Fund entitled “Performance Information” is deleted in its entirety and replaced with the following disclosure:

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart shows how the Fund’s Class Z share performance has varied for each full calendar year shown.

* Year-to-date return as of September 30, 2012: 14.21%

Shareholders should retain this Supplement for future reference.

C-1136-2 A (1/13)